UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 14, 2015

Date of Report (Date of Earliest Event Reported)

Dakota Plains Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-36493	20-2543857
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

294 Grove Lane East Wayzata, Minnesota		55391
(Address of Principal Executive Offices)		(Zip Code)

(952) 473-9950

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 14, 2015, Dakota Plains Holdings, Inc. (the “Company”) received a notice (the “Notice”) from the NYSE MKT LLC (the “NYSE MKT”) that it was not in compliance with the continued listing standards set forth in Sections 1003(a)(i)-(ii) of the NYSE MKT Company Guide (the “Company Guide”) due to the fact that the Company (a) reported a stockholders’ deficit of approximately $(3.1) million in its quarterly report on Form 10-Q for the three months ended June 30, 2015, and (b) has incurred net losses in its four most recent fiscal years ended December 31, 2014. Section 1003(a)(i) of the Company Guide requires that a listed company maintain a stockholders’ equity of $2.0 million or more if such listed company has reported losses from continuing operations and/or net losses in two of its three most recent fiscal years. Section 1003(a)(ii) of the Company Guide requires that a listed company maintain a stockholders’ equity of $4.0 million or more if such listed company has reported losses from continuing operations and/or net losses in three of its four most recent fiscal years.

The NYSE MKT informed the Company that it is now subject to the procedures and requirements set forth in Section 1009 of the Company Guide. Accordingly, the Company intends to submit a plan to the NYSE MKT by October 14, 2015 advising of actions it has taken or will take to regain compliance with the continued listing standards of the Company Guide by April 14, 2017.

Item 7.01.	Regulation FD Disclosure.

On September 18, 2015, the Company issued a press release pertaining to the Notice referenced in Item 3.01 above, the text of which is furnished as Exhibit 99.1 hereto and incorporated herein by reference. The information contained in Exhibit 99.1 is being furnished, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under Section 18. Furthermore, the information contained in Exhibit 99.1 shall not be deemed to be incorporated by reference into our filings under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

The following exhibits are furnished with this Form 8-K:

	99.1	Press Release dated September 18, 2015

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 18, 2015	DAKOTA PLAINS HOLDINGS, INC.

/s/ Timothy R. Brady
Timothy R. Brady Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description	Manner of Filing
99.1	Press Release dated September 18, 2015	Furnished Electronically

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